                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 2004
                                                          ---------------

                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          0-25716                      13-3492802
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

            529 Fifth Avenue, New York, New York                  10017
          (Address of principal executive offices)              (zip code)

       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)   Not applicable.

(c)         Exhibits.

            The following exhibit is furnished with this Form 8-K:

            99.1   Finlay Enterprises, Inc. press release dated August 19, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 19, 2004, Finlay Enterprises, Inc. (the "Registrant") issued a press release to report the Registrant's financial results for the second quarter and the six months ended July 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINLAY ENTERPRISES, INC.
                                         (Registrant)

Dated:  August 19, 2004                     By:  /s/ Bruce E. Zurlnick
                                                 ---------------------
                                            Bruce E. Zurlnick
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer